Pursuant to Rule No. 497(e)

Registration No. 333-134226

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

(the “Fund”)

Supplement dated August 27, 2007

to the Prospectus dated April 30, 2007

Effective immediately, on page 7, in the “Shareholder Account Information” section of the prospectus, the second paragraph under the heading “Selecting a Share Class,” is hereby deleted and replaced in its entirety with the following:

“Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. When considering which class of shares to purchase, please note that while the overall cost structure (including applicable sales charges and annual expenses) of the Class A shares may not necessarily be lower than the Class B shares (without taking into effect any load waivers or reductions in sales charges), only the Class A and Class C shares are eligible to participate in the exchange privilege as described below. As between the share classes offering the exchange privilege (Class A and Class C), Class C shares generally offer a lower overall cost structure than the Class A shares for most investors absent any load waivers or reduction in sales charges on the Class A shares. For additional information regarding the cost structure of each class of shares please refer to the “Additional Information Regarding Purchase of Shares” section of the Statement of Additional Information. Your broker or financial adviser can help you determine which class is right for you.”

On page 7, in the “Shareholder Account Section” of the prospectus, under the heading “Selecting a Share Class,” the following bullet point is hereby added under “Class C:”

“• Class C shares may be exchanged for Class C shares of any other fund distributed by AIG SunAmerica Capital Services, Inc. (“AIG SACS” or the “Distributor”)”

On page 9, in the “Shareholder Account Information” section of the prospectus, under the heading “Other Sales Charge Arrangements and Waivers,” the first sentence under the bullet point titled “Exchange of Shares” is hereby deleted and replaced in its entirety with the following:

“Class A and Class C shares of the Fund may be exchanged for Class A and Class C shares, respectively, of one or more other retail funds distributed by AIG SACS at net asset value per share at the time of exchange.”

On page 14, in the “Shareholder Account Information Section” of the prospectus, under the heading “Transaction Policies,” the first sentence of the first paragraph titled “Exchanges” is hereby deleted and replaced in its entirety with the following:

“You may exchange Class A and Class C shares of the Fund for Class A and Class C shares, respectively, of any other retail fund distributed by AIG SACS.”

Additionally, on page 14, in the same section of the prospectus, under the same heading, the last sentence of the first paragraph titled “Exchanges” is hereby deleted and replaced in its entirety with the following:

“Only Class A and Class C shares have exchange privileges.”

On page 16, in the “Shareholder Account Information” section of the prospectus, under the heading “Additional Investor Services (Class A, B and C)” the first sentence of the paragraph titled “Systematic Exchange Program” is hereby deleted and replaced in its entirety with the following:

“Systematic Exchange Program may be used to exchange Class A and Class C shares of the Fund periodically for Class A and Class C shares, respectively, of one ore more other retail funds distributed by AIG SACS.”

SUP1-SFPRO-8/07

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

(the “Fund”)

Supplement dated August 27, 2007

to the Statement of Additional Information

(“SAI”) dated April 30, 2007

Effective immediately, on page B-39, in the “Additional Information Regarding Purchase of Shares” section of the SAI, the following is hereby added to the end of the fourth paragraph:

“As between the share classes offering the exchange privilege (Class A and Class C shares), Class C shares generally offer a lower overall cost structure (including applicable sales charges and annual expenses) than the Class A shares, after current expense reimbursements and/or fee waivers, absent any load waivers or reductions in sales charges on the Class A shares, unless investors intend to hold the Class A shares as a long-term investment (approximately 12-13 years based on the current cost structure of the Fund). Investors’ experience may vary based on whether or not dividends and distributions are reinvested in additional shares, among other factors. Additionally, for investors who do not want the ability to exchange their shares for shares of another retail fund distributed by AIG SACS, Class B shares may be the class of shares best suited to their investment needs as Class B shares generally have a lower cost structure than the Class A shares, absent any load waivers or reductions in sales charges on the Class A shares. Your broker or financial advisor can help you determine which class is right for you.”

On page B-46, the section titled “Exchange Privilege – Class A Shares Only” is hereby renamed “Exchange Privileges – Class A and Class C Shares Only.” Furthermore, in the same section, the first paragraph is hereby deleted and replaced in its entirety with the following:

“Shareholders in the Fund may exchange their Class A and Class C shares for Class A and Class C shares, respectively, of any other retail fund distributed by the Distributor at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges of Class A and Class C shares can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege for Class A and Class C shares may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.”

On page B-60, in the “Description of Shares” section of the SAI, the second sentence of the fourth paragraph is hereby deleted and replaced in its entirety with the following:

“In addition, Class A and Class C shares of Common Stock will be exchangeable only into Class A and Class C shares, respectively of any other retail fund distributed by AIG SACS.”

SAI-SUP1-SFPRO-8/07